UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2017

Five Star Senior Living Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-16817	04-3516029
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458

(Address of Principal Executive Offices)           (Zip Code)

617-796-8387

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the term “the Company”  refers to Five Star Senior Living Inc.

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company held its annual meeting of stockholders on May 15, 2017. The voting results of that meeting are noted in Item 5.07 below.

At the 2017 annual meeting, the Company’s stockholders approved the Five Star Senior Living Inc. Management Incentive Plan, or the MIP, the purpose of which is to encourage the executive officers of the Company to continue their efforts for the Company by providing opportunities for them to earn cash bonuses and share-based awards which constitute “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended. The performance objective under the MIP is the Company’s “EBITDAR” which is defined in the MIP as the Company’s earnings excluding interest expense, income tax provision or benefit, depreciation and amortization expenses (including gain or loss on sales of fixed assets), real estate rent expense, gain or loss on extinguishment of debt, results of discontinued operations, unusual or infrequently occurring items, executive compensation under the MIP and litigation settlements. Each element of EBITDAR will be calculated in accordance with generally accepted accounting principles. The maximum amount payable under the plan is 5% of EBITDAR for each twelve month performance period under the MIP (which periods run annually from October 1 to the following September 30). The Compensation has the discretionary authority to reduce amounts otherwise payable to MIP participants. Eligibility to participate in the MIP is limited to individuals who are executive officers of the Company on the date the Compensation Committee (which administers the MIP) determines the participants in the MIP for the applicable plan year. Participants in the MIP shall be selected by the Compensation Committee from those executive officers. The MIP will remain in effect until terminated by the Compensation Committee or the Board of Directors.

Additional information about the MIP is included under the heading “Approval of The Five Star Senior Living Inc. Management Incentive Plan (Item 4)” in the Company’s proxy statement for the 2017 annual meeting of stockholders filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2017.  That proxy statement is available at the SEC’s website at www.sec.gov.

The above description of the MIP does not purport to be complete and is qualified in its entirety by reference to the MIP, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

The Company’s stockholders elected Barbara D. Gilmore as the Independent Director in Group I of the Board of Directors for a three year term of office until the Company’s 2020 annual meeting of stockholders and to serve until her successor is elected and qualifies. Ms. Gilmore received the following votes:

For	Withhold	Broker Non-Votes
27,758,920	11,549,397	7,501,323

The Company’s stockholders also elected Barry M. Portnoy as the Managing Director in Group I of the Board of Directors for a three year term of office until the Company’s 2020 annual meeting of stockholders and to serve until his successor is elected and qualifies. Mr. Portnoy received the following votes:

For	Withhold	Broker Non-Votes
28,495,110	10,813,207	7,501,323

The Company’s stockholders also voted on a non-binding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement relating to the Company’s 2017 annual meeting of stockholders.  This proposal received the following votes:

2

For	Against	Abstain	Broker Non-Votes
27,169,310	12,080,497	58,510	7,501,323

The Company’s stockholders also voted on a non-binding advisory vote on the frequency of future stockholder advisory votes to approve executive compensation. This proposal received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
11,723,026	63,815	27,435,884	85,592	7,501,323

Consistent with the stockholder vote, the Board of Directors has determined that it will hold a non-binding, advisory vote on the compensation paid to the Company’s named executive officers once every three years. The Board of Directors may, in its discretion, determine to change the frequency with which the Company holds this vote.

The Company’s stockholders also approved the adoption of the MIP. The MIP received the following votes:

For	Against	Abstain	Broker Non-Votes
34,708,979	4,561,841	37,497	7,501,323

The Company’s stockholders also ratified the appointment of RSM US LLP as the Company’s independent auditors to serve for the 2017 fiscal year.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
43,291,676	3,437,011	80,953	–

The results reported above are final voting results.

Item 8.01.                                        Other Events.

On May 15, 2017, the Company updated its Director compensation arrangements.  A summary of the Company’s currently effective Director compensation arrangements is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Consistent with the Company’s Director compensation arrangements, on May 15, 2017, the Company granted each of the Company’s Directors an award of 12,500 shares of the Company’s common stock, valued at $2.05 per share, the closing price of the Company’s common stock on The NASDAQ Stock Market LLC on that date.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        The Five Star Senior Living Inc. Management Incentive Plan

10.2                        Summary of Director Compensation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR SENIOR LIVING INC.

	By:	/s/ Richard A. Doyle, Jr.
	Name:	Richard A. Doyle, Jr.
	Title:	Chief Financial Officer and Treasurer

Date: May 19, 2017